Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Credit Suisse Credit Suisse 19 19 th Annual Energy Summit Annual Energy Summit February 11, 2014 February 11, 2014 Exhibit 99.1

2 2
Forward Looking Statements
Forward Looking Statements
This material and any oral statements made in connection with this material
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the time in the Company’s SEC filings, which may be obtained by contacting the
Company
Company
or
or
the
the
SEC.
SEC.
These
These
filings
filings
are
are
also
also
available
available
through
through
the
the
Company’s
Company’s
web
web
site
site
at
at
http://www.patenergy.com
http://www.patenergy.com
or
or
through
through
the
the
SEC’s
SEC’s
Electronic
Electronic
Data
Data
Gathering
Gathering
and
and
Analysis
Analysis
Retrieval
Retrieval
System
System
(EDGAR)
(EDGAR)
at
at
http://www.sec.gov.
http://www.sec.gov.
We
We
undertake
undertake
no
no
obligation to publicly update or revise any forward-looking statement.  Statements obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the reconciliation to GAAP financial measures are included on our website and at the end of this presentation.
end of this presentation.

Why Invest in Patterson-UTI Energy?
Why Invest in Patterson-UTI Energy?
•
•
Technology leader
Technology leader
–
–
Leader in walking rigs for pad
Leader in walking rigs for pad
drilling
drilling
–
–
Innovator in use of natural gas as a
Innovator in use of natural gas as a
fuel source for both drilling and
fuel source for both drilling and
pressure pumping
pressure pumping
•
•
Customer focused
Customer focused
–
–
Solid relationships with broad and
Solid relationships with broad and
diverse customer base
diverse customer base
–
–
Creating value through focus on
Creating value through focus on
well site execution
well site execution
•
•
Financially flexible
Financially flexible
–
–
Strong balance sheet
Strong balance sheet
–
–
History of share buybacks
History of share buybacks
–
–
Dividends
Dividends

Who We Are Who We Are

Contract Drilling
Contract Drilling
•
•
High quality fleet of land drilling
High quality fleet of land drilling
rigs including 125 APEX
rigs including 125 APEX
® ® rigs
rigs
•
•
Leader in walking rig
Leader in walking rig
technology for pad drilling
technology for pad drilling
applications
applications
•
•
Large footprint across North
Large footprint across North
American drilling markets
American drilling markets
Patterson-UTI reported results for the year ended December 31, 2013
5
Pressure
Pumping
36%
Oil &
Natural
Gas
2%
Contract
Drilling
62%
Components of Revenue

Pressure Pumping
Pressure Pumping
•
•
High quality fleet of modern
High quality fleet of modern
pressure pumping equipment
pressure pumping equipment
•
•
A leader in natural gas bi-fuel
A leader in natural gas bi-fuel
technology
technology
•
•
Strong reputation for safe and
Strong reputation for safe and
efficient operations
efficient operations
Patterson-UTI reported results for the year ended December 31, 2013
6
Pressure
Pumping
36%
Oil &
Natural
Gas
2%
Contract
Drilling
62%
Components of Revenue

Contract Drilling Contract Drilling

Continued Demand for APEX
®
Rigs
Percentage of Horizontal Wells Continues to Increase
Baker Hughes U.S. Rig Count
Baker Hughes U.S. Rig Count
% by Drilling Type
% by Drilling Type
0%
10%
20%
30%
40%
50%
60%
70%
80%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
% Horizontal % Vertical

…and Expected as of December 31, 2014
…and Expected as of December 31, 2014
APEX-XK 1500™
APEX-XK 1500™
APEX-XK 1000™
APEX-XK 1000™
APEX WALKING
APEX WALKING
® ®
APEX 1500
APEX 1500
® ®
APEX 1000
APEX 1000
® ®
Total APEX
Total APEX
® ® Rigs
Rigs
Class
Class
9
APEX
APEX
® ® Rigs as of February 11, 2014
Rigs as of February 11, 2014
36
36
4
4
49
49
44
44
11
11
144
144
12/31/2014
12/31/2014
A leader in high specification drilling rigs
A leader in high specification drilling rigs
17
17
4
4
49
49
44
44
11
11
125
125
2/11/2014
2/11/2014
APEX
APEX
®
®
Rig Fleet
Rig Fleet

Preferred rigs account for approximately
Preferred rigs account for approximately
87% of Contract Drilling EBITDA
87% of Contract Drilling EBITDA
Contribution from High Specification Rigs
Contribution from High Specification Rigs
Contract Drilling EBITDA Contribution by Rig Class
Contract Drilling EBITDA Contribution by Rig Class
Year Ended December 31, 2013
Year Ended December 31, 2013
10
Mechanical Mechanical
APEX APEX
® ®
& Other & Other
Electric Electric

APEX WALKING
APEX WALKING
®
®
Rigs
Rigs
•
•
Capable of walking with drill
Capable of walking with drill
pipe and collars racked in
pipe and collars racked in
derrick
derrick
•
•
Full multi-directional walking
Full multi-directional walking
capability
capability
•
•
Walking times average 45
Walking times average 45
minutes for 10’
minutes for 10’
–
–
15’
15’
well
well
spacing
spacing

http://patenergy.com/drilling/technology/apexwalk http://patenergy.com/drilling/technology/apexwalk

Strong Demand for Pad Drilling
Strong Demand for Pad Drilling

•
• Pad drilling is contributing
Pad drilling is contributing
to increasing rig efficiency
to increasing rig efficiency
•
• Pad drilling capable rigs are
Pad drilling capable rigs are
highly utilized
highly utilized
•
• All new APEX
All new APEX
® rigs
rigs
completed in 2014 are
completed in 2014 are
expected to have walking
expected to have walking
systems
systems
http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

APEX-XK™ APEX-XK™ Rig Walking on Pad Rig Walking on Pad 13 http://patenergy.com/drilling/technology/apexwalk/ http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK™ Rig

The APEX-XK
The APEX-XK
™ ™
•
•
Enhanced mobility including
Enhanced mobility including
more efficient rig up and rig
more efficient rig up and rig
down
down
•
•
Greater clearance under rig
Greater clearance under rig
floor for optional walking
floor for optional walking
system
system
•
•
Advanced environmental spill
Advanced environmental spill
control integrated into drilling
control integrated into drilling
floor
floor
•
•
Optimized number of truck
Optimized number of truck
loads for rig moves
loads for rig moves
•
•
Available in both 1500 HP and
Available in both 1500 HP and
1000 HP
1000 HP

http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

Enhancing our Position in Pad Drilling
Enhancing our Position in Pad Drilling

Walking Systems Can be Added to Any Rig in Our Fleet…
Walking Systems Can be Added to Any Rig in Our Fleet…
…Allowing for True Multi-Directional Pad Drilling Capabilities
…Allowing for True Multi-Directional Pad Drilling Capabilities

Enhancing our Position in Pad Drilling 16 http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

Early Adopter of Natural Gas Engines 17 http://patenergy.com/drilling/technology

Using Natural Gas as a Fuel Source

•
First contract driller to use GE’s
Waukesha natural gas engines
on a modern land rig
•
28 rigs currently configured to
use natural gas as the primary
fuel source including 7 natural
gas powered rigs and 21 bi-fuel
capable rigs
•
We plan to add GE Waukesha
engines to two additional rigs
and upgrade 17 rigs with bi-fuel
systems during 2014
•
Natural gas powered rigs can
result in up to 80% lower fuel
costs
http://patenergy.com/drilling/technology

PTEN’s Active U.S. Land Drilling Rigs
PTEN’s Active U.S. Land Drilling Rigs
as of February 2014
as of February 2014
East Texas
Appalachia
& Midwest
North Texas
Rockies
South Texas
31 Rigs
32 Rigs
23 Rigs
36 Rigs
5 Rigs
14 Rigs
Permian Basin
53 Rigs
Large Geographic Footprint
Large Geographic Footprint
Mid-Continent

Pressure Pumping Pressure Pumping

A Leader in Bi-Fuel Technology
A Leader in Bi-Fuel Technology
•
•
Engines can burn a fuel mix
Engines can burn a fuel mix
comprised of up to 70%
comprised of up to 70%
natural gas
natural gas
•
•
Comparable torque and
Comparable torque and
horsepower as an all diesel
horsepower as an all diesel
engine
engine
•
•
Reduces operating costs by
Reduces operating costs by
lowering fuel costs
lowering fuel costs
•
•
Good for environmental
Good for environmental
sustainability
sustainability

http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

A Leader in Bi-Fuel Technology A Leader in Bi-Fuel Technology 22 http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

A Leader in Bi-Fuel Technology
A Leader in Bi-Fuel Technology
•
•
One of the largest bi-fuel frac
One of the largest bi-fuel frac
fleets in the Marcellus
fleets in the Marcellus
•
•
More than 600 stages
More than 600 stages
completed using natural gas as
completed using natural gas as
a fuel source
a fuel source
•
•
Replaced more than 332,000
Replaced more than 332,000
gallons of diesel with cleaner
gallons of diesel with cleaner
burning natural gas
burning natural gas
•
•
Eliminated 2.4 million pounds
Eliminated 2.4 million pounds
of transportation loads on local
of transportation loads on local
roads
roads

http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

Comprehensive Lab Services Comprehensive Lab Services 24 http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

Financial Financial Flexibility Flexibility

Capital Expenditures and Acquisitions
Capital Expenditures and Acquisitions
($ in millions)
($ in millions)
Investing in Our Company
Investing in Our Company
2006 2007 2008 2009 2010 2011 2012 2013 2014E
$598
$637
$445
$453
$976
$1,012
$974
$662
$950

A Different Size Company 0 500 1,000 1,500 2,000 2,500 3,000 Revenue EBITDA +86% +81% Average 2008-2010 Average 2011-2013

•
•
History of returning capital to investors
History of returning capital to investors
–
–
Cash Dividend
Cash Dividend
•Initiated cash dividend in 2004
•Initiated cash dividend in 2004
•Recently announced doubling of quarterly cash dividend to
•Recently announced doubling of quarterly cash dividend to
$0.10 per share
$0.10 per share
–
–
Stock Buyback
Stock Buyback
•Total of $843 million repurchased since 2005
•Total of $843 million repurchased since 2005
•Repurchased $85.8 million of stock in 2013 at an average
•Repurchased $85.8 million of stock in 2013 at an average
price of $20.83
price of $20.83
•Approximately $187 million remaining authorization as of
•Approximately $187 million remaining authorization as of
December 31, 2013
December 31, 2013
•
•
Returned approximately $1.2 billion to shareholders
Returned approximately $1.2 billion to shareholders
since 2005
since 2005
Strong Financial Position
Strong Financial Position

•
•
Total liquidity of approximately $710 million
Total liquidity of approximately $710 million
–
–
$250 million of cash at December 31, 2013
$250 million of cash at December 31, 2013
–
–
$460 million revolver availability at December 31, 2013
$460 million revolver availability at December 31, 2013
•
•
$443 million net debt at September 30, 2013
$443 million net debt at September 30, 2013
–
–
13.8% Net Debt/Total Capitalization
13.8% Net Debt/Total Capitalization
–
–
$300 million of 4.97% Series A notes due October 5, 2020
$300 million of 4.97% Series A notes due October 5, 2020
–
–
$300 million of 4.27% Series B notes due June 14, 2022
$300 million of 4.27% Series B notes due June 14, 2022
–
–
$92.5 million of 5-year term loan
$92.5 million of 5-year term loan
•
•
No equity sales in last 13 years
No equity sales in last 13 years
•
•
Reduced share count by 28.4 million shares since
Reduced share count by 28.4 million shares since
2005
2005
Strong Financial Position
Strong Financial Position

Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Credit Suisse Credit Suisse 19 19 th Annual Energy Summit Annual Energy Summit February 11, 2014 February 11, 2014

Additional References Additional References

PTEN’s Active Rigs in Unconventional Areas
PTEN’s Active Rigs in Unconventional Areas
as of February 2014
as of February 2014
Active in Unconventional Plays
Active in Unconventional Plays
19 Rigs
1 Rig
22 Rigs
2 Rigs
33 Rigs
5 Rigs
9 Rigs
2 Rigs
Bakken
Piceance
Woodford
Barnett
Eagle Ford
Haynesville
Utica
Marcellus

•
•
Based on term contracts in place as of February 6, 2014
Based on term contracts in place as of February 6, 2014
–
–
An average of 124 rigs expected under term contract in the
An average of 124 rigs expected under term contract in the
first quarter of 2014
first quarter of 2014
–
–
An average of 93 rigs expected under term contract for 2014
An average of 93 rigs expected under term contract for 2014
•
•
PTEN expects to continue signing term contracts
PTEN expects to continue signing term contracts
Term Contract Coverage
Term Contract Coverage
Improving earnings visibility and returns stability
Improving earnings visibility and returns stability
33
•
•
Drilling term contract revenue backlog of $946 million at
Drilling term contract revenue backlog of $946 million at
December 31, 2013
December 31, 2013

Recent Investments in Pressure Pumping…
Recent Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
…Have Increased Fleet Size and Quality
* Includes * Includes acquisition acquisition of of approximately approximately 210,000 210,000 pressure pressure pumping pumping horsepower horsepower in in October October 2010 2010
Growing Pressure Pumping Business
Growing Pressure Pumping Business
0
200
400
600
800
Fracturing Horsepower Other Horsepower
2006 2007 2008 2009 2010* 2011 2012 2013
Year End
760
65

Southwest Region:

Northeast Region: Northeast Region:
Fracturing horsepower: 343,000 Fracturing horsepower: 343,000
Other horsepower: 28,000 Other horsepower: 28,000
Fracturing horsepower: 332,000 Fracturing horsepower: 332,000
Other horsepower: 60,600 Other horsepower: 60,600
A Significant Player in Regional Markets
A Significant Player in Regional Markets
Pressure Pumping Areas of Operation
51%
49%

Strong Financial Returns Strong Financial Returns Growth in Per-Share Book Value Growth in Per-Share Book Value 36 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Non-GAAP Financial Measures

PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Three Months Ended
December 31,
Twelve Months Ended
December 31,
2013 2012 2013 2012
Earnings Before Interest, Taxes, Depreciation and Amortization
(EBITDA)(1):
Net income
Income tax expense
Net interest expense
Depreciation, depletion, amortization and impairment
EBITDA
Total revenue
EBITDA margin
EBITDA by operating segment:
Contract drilling
Pressure pumping
Oil and natural gas
Corporate and other
Consolidated EBITDA
(1)  EBITDA is not defined by generally accepted accounting principles (“GAAP”).  We present EBITDA (a non-GAAP measure)
because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.  EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.
$ 16,591 $ 58,859 $ 188,009 $ 299,477
9,475 35,585 108,432 176,196
6,947 5,738 27,441 22,196
183,118 132,791 597,469 526,614
$ 216,131 $ 232,973 $ 921,351 $ 1,024,483
$ 658,772 $ 652,750 $ 2,716,034 $ 2,723,414
32.8% 35.7% 33.9% 37.6%
$ 172,178 $ 168,982 $ 704,990 $ 739,709
45,757 60,856 217,228 243,857
8,757 12,304 44,348 48,627
(10,561) (9,169) (45,215) (7,710)
$ 216,131 $ 232,973 $ 921,351 $ 1,024,483

Non-GAAP Financial Measures

2013 2012 2011 2010 2009 2008
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)(1):
Net income (loss) $ 188,009 $ 299,477 $ 322,413 $ 116,942 $ (38,290) $ 347,069
Income tax expense (benefit) 108,432 176,196 187,938 72,856 (17,595) 193,490
Net interest expense (income) 27,441 22,196 15,465 11,098 3,767 (923)
Depreciation, depletion, amortization and impairment 597,469 526,614 437,279 333,493 289,847 275,990
Net impact of discontinued operations - - (209) 1,778 1,979 15,190
EBITDA $ 921,351 $ 1,024,483 $ 962,886 $ 536,167 $ 239,708 $ 830,816
Total revenue $ 2,716,034 $ 2,723,414 $ 2,565,943 $ 1,462,931 $ 781,946 $ 2,063,880
EBITDA margin 33.9% 37.6% 37.5% 36.7% 30.7% 40.3%
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
EBITDA is not defined by generally accepted accounting principles (“GAAP”).  We present EBITDA (a non-GAAP measure) because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.
(1)